SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

April 8, 2003
Date of Report (Date of earliest event reported)

Weider Nutrition International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

99.1                                              Press Release dated April 8, 2003.

Item 9.           Regulation FD Disclosure.

On April 8, 2003, the registrant announced its earnings for its fiscal 2003 third quarter, which ended on February 28, 2003.  A copy of the press release announcing the earnings is attached hereto as Exhibit 99.1.

The information furnished in this Item 9 provides information required under Item 12.  Reports of Operations and Financial Condition, as required by the Securities and Exchange Commission pursuant to Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDER NUTRITION INTERNATIONAL, INC.

	By:	/s/ Joseph W. Baty
Name: Joseph W. Baty
Title: Executive Vice President and Chief
Financial Officer
Date: April 8, 2003